SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 24, 2007

Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code:	(585) 272-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	—	Corporate Governance and Management

Item 5.02.		Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 24, 2007, the Board of Directors of Harris Interactive Inc. (the “Company”) voted to appoint David B. Vaden as President, North America and Global Operations. Mr. Vaden previously served as Executive Vice President and Chief Operations Officer of the Company.
Information concerning Mr. Vaden’s age and business experience is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed on September 22, 2006 (the “Proxy Statement”), and is incorporated by reference herein. A brief description of the material terms of Mr. Vaden’s Employment Agreement with the Company also is set forth in the Proxy Statement, and is incorporated by reference herein. The Company intends to amend Mr. Vaden’s Employment Agreement to increase his base annual salary from $300,000 to $350,000 and to establish his bonus target beginning in the Company’s 2008 fiscal year at $150,000, an increase from his target bonus of $100,000 for the current fiscal year. The amended agreement will be filed under cover of Form 8-K when available.
On April 24, 2007, Arthur E. Coles, President, U.S. Industry Research Groups, advised the Company that he will be retiring at or prior to June 30, 2007, the end of the Company’s fiscal year. The Company expects to enter into an arrangement with Mr. Coles pursuant to which he will provide consulting services to the Company after his retirement.

Section 7	—	Regulation FD

Item 7.01.		Regulation FD Disclosure.
On April 27, 2007, the Company issued a press release announcing the appointment of Mr. Vaden as President, North America and Global Operations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9	—	Financial Statements and Exhibits

Item 9.01.		Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 99.1    Press Release issued by Harris Interactive Inc. on April 27, 2007
The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is not “filed” pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K is material non-public information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARRIS INTERACTIVE INC.
(Registrant)

By:	/s/ Ronald E. Salluzzo

Name:	Ronald E. Salluzzo
Title:	Executive Vice President, Chief Financial
Officer, Treasurer, and Corporate Secretary
(Principal Financial Officer)
Dated: April 27, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on April 27, 2007